Exhibit 99
& 2010 Second Quarter Report
Highlights Annual Meeting from
of Shareholders
Chairman & CEO 990 Elmer Prince Drive P.O. Box 656 Morgantown, WV 26507-0656
Investor Relations Contact: tsaab@centrabank.com (304) 581-6002

To our Shareholders, Customers and Friends:
Despite the continuing uncertainty in the financial markets and regulatory environments, the first six months were strong and reflected the results that build on past successes.
Net income available to common shareholders for the six months ended June 30, 2010 reached $4.4 million, which is an increase of 10% from the prior year. Total assets at June 30, 2010 grew 11% to $1.37 billion from $1.24 billion at June 30, 2009. Asset growth was funded by deposit growth of 10% or $104 million resulting in total deposits of $1.17 billion as of June 30, 2010.
On May 20, 2010, the Board of Directors unanimously voted to increase the cash dividend by 50% from a quarterly distribution of 5 cents per share to 7.5 cents per share. We are keenly aware of the importance of dividends to our shareholders. Due to our solid financial performance, we are in a position to not only continue, but now increase these cash dividends while many of our peers have had to reduce or eliminate them.
As I said in remarks given at the annual shareholders meeting, we continue to execute our strategy of maintaining a strong balance sheet and a capital structure that provides for sufficient flexibility, ample liquidity, and a steady platform to take advantage of value-creating opportunities. We intend to continue this direction until the timing of the economic recovery is clearer, but at the same time we are seeing strong support from our customers who have recently begun to borrow again. In considering this demand, we continue our conservative lending philosophy that has served us well throughout our history.
Additionally at the shareholders meeting, we took the time to compare our progress to that of peer institutions. We wanted to share these additional charts with all of our shareholders, so this report will reflect how we are progressing as compared to banks with similar characteristics as ours. Our peer group is defined as those covered by the national investment banking firm Keefe, Bruyette & Woods and approximates 433 banks across the United States. When reviewing the points below, please refer to the corresponding graphs.
1	Net income trend continues to improve

2	Return on Equity (ROE) significantly above peers

3	Return on Assets (ROA) significantly above peers

4	Earnings growth continues to improve while peer group declines

5	Capital levels continue to strengthen compared to peers

6	Non-performing assets to loans are significantly lower than peers

7	Centra’s stock performance versus the All Commercial Bank Index and NASDAQ Market Index shows superior stock performance

8	10 Year Investment in Centra has considerably outperformed the S & P 500, Dow Jones Industrial Average and a 10 Year Treasury Bill
Prior to the economic downturn, we began positioning Centra to best weather an economic crisis. As a result, and as depicted in the charts described above, Centra’s financial performance ranged from the top third to the top 10% in the nation. You have the commitment of our Board of Directors and all of our 259 employees to continue to deliver favorable investor returns.
A proud member of the Centra team for 10+ years,
Douglas J. Leech
Chairman, CEO & Founder
dleech@centrabank.com

Centra Financial Holdings, Inc.

1
Centra's Net Income Trend
Dollars in Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,987
$4,832
$5,327
$6,570
$8,017
2005
2006
2007
2008
2009

2
Centra's Profitability vs.
KBW Peer Group
Return on Equity
Percentile Ranking
2005 2006 2007 2008 2009
ROE 34 28 29 59 71
Source Keefe, Bruyette & Woods

3
Centra's Profitability vs.
KBW Peer Group
Return on Average Assets
Percentile Ranking
2005 2006 2007 2008 2009
ROA 17 19 20 56 70
Source Keefe, Bruyette & Woods

4
Centra's Profitability vs.
KBW Peer Group
Earnings Growth
Percentile Ranking
2007 2008 2009
Earnings Growth 77 93 91
Source Keefe, Bruyette & Woods

5
Centra vs.
KBW Peer Group
Capital Levels
Percentile Ranking
2005 2006 2007 2008 2009 1Q2010e
Capital Levels 6 26 36 49 58 80
Source Keefe, Bruyette & Woods

6
Centra vs.
KBW Peer Group
Nonperforming Loans to Assets
Percentile Ranking
2005 2006 2007 2008 2009
NPA's to loans 60 85 66 81 88
Source Keefe, Bruyette & Woods

← Financial Statements

Graphs 7-9 →

Centra Financial Holdings, Inc.
The following charts have been prepared utilizing peer data obtained by Keefe, Bruyette & Woods Inc. and compare Centra’s position on a percentile basis to banks with $1 to $3 billion in total assets.
1 2
3 4 5 6 £ Financial Statements _____ Graphs 7-9 £

Highlights of Annual Meeting

7

$10,000 Investment Total Return over 5 Years

As of December 31, 2009

Centra
+89%
Nasdaq
+6%
All
Banks
(48)%
DOLLARS
20,040
18,040
16,040
14,040
12,040
10,040
8,040
6,040
4,040
2,040
40
ASSUMES $10,000
INVESTED ON JAN. 1, 2005
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2009

	2004	2005	2006	2007	2008	2009
Centra Financial Holdings	$10,000	$11,541	$14,055	$15,614	$15,681	$18,904
All Commercial Banks	$10,000	$10,133	$11,401	$12,371	$7,311	$10,561
NASDAQ Market Index	$10,000	$10,227	$12,138	$9,329	$5,296	$5,242

8

10 Year Investment Return

$1,000 Investment in March 2000 as of March 31, 2010

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$806
$956
$1,891
$3,305
10 Year Investment Return
S&P 500
DJIA
10 Year T-Bill
Centra

Highlights of Annual Meeting
7
8

Centra Financial Holdings, Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in Thousands, except Per Share Data)
(Unaudited)

	June 30,	June 30,
	2010	2009
ASSETS
Cash and due from banks	$5,892	$18,307
Interest-bearing deposits in other banks	7,610	8,657
Federal funds sold	128,471	566

Total cash and cash equivalents	141,973	27,530

Available-for-sale securities, at fair value (amortized cost of $152,838 at June 30, 2010 and $119,198 at June 30, 2009)	154,958	121,333
Other investment securites, at cost	2,922	2,922

Loans, net of unearned income	1,006,117	1,033,198
Allowance for loan losses	(18,071)	(16,712)

Net loans	988,046	1,016,486

Premises and equipment, net	21,536	22,044

Loans held for sale	4,198	5,275
Goodwill and other intangible assets	15,187	15,927
Other assets	40,831	25,490

Total assets	$1,369,651	$1,237,007

LIABILITIES
Deposits
Non-interest bearing	$158,457	$144,241
Interest-bearing	1,016,293	926,510

Total deposits	1,174,750	1,070,751

Short-term borrowings	32,996	34,638

Long-term debt	20,000	20,000

Other liabilities	10,078	11,574

Total liabilities	1,237,824	1,136,963

STOCKHOLDERS’ EQUITY
Preferred stock, $1 par value, 1,000,000 authorized, none issued	—	—
Common stock, $1 par value, 50,000,000 authorized, 8,422,373 and 6,935,504 issued and outstanding June 30, 2010 and 2009, respectively	8,422	6,936
Additional paid-in capital	119,584	95,048
Accumulated earnings (deficit)	2,524	(3,221)
Accumulated other comprehensive income	1,297	1,281

Total equity	131,827	100,044

Total liabilities and stockholders’ equity	$1,369,651	$1,237,007

Total Assets _____ Total Loans
$1,375,000 $1,100,000
(in thousands) (in thousands) $1,300,000 $950,000 $1,225,000
$1,150,000 $800,000
September December _____ March _____ June _____ September December _____ March _____ June

Consolidated Statements of Income
(Dollars in Thousands, except Per Share Data)
(Unaudited)

	Six Months Ended June 30,		Quarter Ended June 30,
	2010	2009	2010	2009

INTEREST INCOME
Loans, including fees	$28,981	$30,429	$14,429	$15,231
Loans held for sale	48	99	28	49
Securities available-for-sale	1,657	2,089	826	1,025
Interest-bearing bank balances	1	1	—	1
Federal funds sold	111	4	72	1

Total interest income	30,798	32,622	15,355	16,307

INTEREST EXPENSE
Deposits	8,623	11,021	4,213	5,460
Short-term borrowings	94	184	50	79
Long-term debt	226	329	115	159

Total interest expense	8,943	11,534	4,378	5,698

Net interest income	21,855	21,088	10,977	10,609

Provision for credit losses	1,570	1,320	815	916

Net interest income after provision for credit losses	20,285	19,768	10,162	9,693

OTHER INCOME
Service charges on deposit accounts	1,908	1,760	1,053	923
Other service charges and fees	1,393	1,214	727	644
Secondary market income	388	786	204	492
Security losses	—	(336)	—	—
Other	538	387	315	212

Total other income	4,227	3,811	2,299	2,271

OTHER EXPENSE
Salary and employee benefits	9,081	7,482	4,495	3,889
Occupancy expense	1,617	1,280	754	655
Equipment expense	1,096	1,163	553	582
Advertising	895	691	511	386
Professional fees	483	481	237	231
Data processing	1,312	1,263	664	639
Other outside services	483	515	270	266
Regulatory assessment	835	1,137	437	948
Other	2,154	2,153	1,039	1,095

Total other expense	17,956	16,165	8,960	8,691

Net income before income tax	6,556	7,414	3,501	3,273

INCOME TAX EXPENSE	2,146	2,486	1,143	1,116

Net income	4,410	4,928	2,358	2,157
Dividends and accretion on preferred stock and warrants (TARP)	—	923	—	3

Net income available to common stockholders	$4,410	$4,005	$2,358	$2,154

Basic earnings per share	$0.55	$0.58	$0.28	$0.31
Diluted earnings per share	$0.52	$0.55	$0.27	$0.30
Weighted average shares outstanding — basic	8,056,398	6,883,108	8,413,893	6,916,999
Weighted average shares outstanding — diluted	8,474,733	7,262,333	8,796,883	7,281,880
Cash dividends declared per common share	$0.13	$0.10	$0.08	$0.05
Total Deposits _____ Net Income _____ available to common stockholders for _____ the second quarter $1,200,000 $2,500 (in thousands) (in thousands)
$1,150,000 $2,000
$1,100,000 $1,500
$1,050,000 $1,000
September _____ December _____ March _____ June 2007 2008 2009 2010